 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, VIA EDGAR, ON APRIL 23,
                                   1998

                                                     REGISTRATION NO. 333-48811
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                      SECURITIES AND EXCHANGE COMMISSION

                                 ------------

                             AMENDMENT NO. 2
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                           THE BON-TON STORES, INC.
            (Exact name of registrant as specified in its Charter)

      PENNSYLVANIA                   5311                       23-2835229
     (State or other          (Primary Standard Industrial   (I.R.S. Employer
     jurisdiction of           Classification Code Number)  Identification No.)
    incorporation or
      organization)

                                                    HEYWOOD WILANSKY
                                              PRESIDENT AND CHIEF EXECUTIVE
                                                         OFFICER
                                                THE BON-TON STORES, INC.
                                                 2801 EAST MARKET STREET
                                                YORK, PENNSYLVANIA 17402
       2801 EAST MARKET STREET                       (717) 757-7660
      YORK, PENNSYLVANIA 17402             (Name, address, including zip code,
           (717) 757-7660                                  and
  (Address, including zip code, and          telephone number including area
  telephone number, including area                        code,
                code,                             of agent for service)
 of registrant's principal executive
              offices)

                                 ------------

                                   COPY TO:
         DAVID GITLIN, ESQ.                      STEVEN R. FINLEY, ESQ.
      JOHN M. COOGAN, JR., ESQ.                GIBSON, DUNN & CRUTCHER LLP
 WOLF, BLOCK, SCHORR AND SOLIS-COHEN                 200 PARK AVENUE
                 LLP                            NEW YORK, NEW YORK 10166
   TWELFTH FLOOR PACKARD BUILDING                    (212) 351-4000
        111 SOUTH 15TH STREET
  PHILADELPHIA, PENNSYLVANIA 19102
           (215) 977-2000

  Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

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


  This Amendment No. 2 to the registrant's Registration Statement on Form S-1, File No. 333-48811 (the "Registration Statement"), is being filed solely for the purpose of filing Exhibit 10.16(a) and Exhibit 21 to the Registration Statement.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS



ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (a) EXHIBITS. The following Exhibits are filed as part of this Registration
Statement:

 EXHIBITS                               DESCRIPTION
 --------                               -----------
    +1     Form of Underwriting Agreement.
    3.1    Articles of Incorporation of the Company, as amended (incorporated by reference to Exhibit 3.1 to the Company's Report Form 8-B, File
           No. 0-19517).
    3.2    Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company's Report on Form 8-B, File No. 0-19517).
    +5     Opinion of Wolf, Block, Schorr and Solis-Cohen LLP.
   10.1    Shareholders Agreement by and among the Company and the shareholders named therein (incorporated by reference to Exhibit 10.3 to
           Amendment No. 2 to the Company's Registration Statement on Form S-1,
           File No. 33-42142).
  *10.2(a) Employment Agreement between the Company and Heywood Wilansky
           (incorporated by reference to Exhibit 99 to the Company's Current
           Report on Form 8-K, dated March 26, 1998, File No. 0-19517).
 +*10.2(b) The Bon-Ton Stores, Inc. Supplemental Executive Retirement Plan for
           Heywood Wilansky.
 +*10.2(c) The Bon-Ton Stores, Inc. Five Year Cash Bonus Plan for Heywood
           Wilansky.
   10.3(a) Credit Agreement among the Company, Adam, Meldrum & Anderson Co.,
           Inc. and The Bon-Ton Stores of Lancaster, Inc., the Other Credit
           Parties signatory thereto, the Lenders signatory thereto from time to time, the First National Bank of Boston and General Electric
           Capital Corporation (incorporated by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended
           May 3, 1997).

 EXHIBITS                               DESCRIPTION
 --------                               -----------
 +10.3(b)  First Amendment to Credit Agreement.
 +10.3(c)  Second Amendment to Credit Agreement.
 +10.3(d)  Third Amendment to Credit Agreement.
  10.4(a)  Lease Agreement by and between BT (PA) QRS 12-25, Inc. and The Bon-
           Ton Department Stores, Inc. (incorporated by reference to Exhibit
           10.2(a) to the Company's Quarterly Report on Form 10-Q for the
           quarter ended May 3, 1997).
  10.4(b)  Guaranty and Suretyship Agreement by the Company (incorporated by reference to Exhibit 10.2(b) to the Company's Quarterly Report on
           Form 10-Q for the quarter ended May 3, 1997).
 *10.5     Employment Agreement between the Company and Michael L. Gleim
           (incorporated by reference to Exhibit 10.4 to the Company's Report on Form 8-B, File No. 0-19517).
 *10.6     Form of severance agreement between the Company and certain of its executive officers (incorporated by reference to Exhibit 10.14 to the Company's Report on Form 8-B, File No. 0-19517).
 *10.7(a)  Amended and Restated 1991 Stock Option and Restricted Stock Plan
           (incorporated by reference to Exhibit 4.1 to the Company's
           Registration Statement on Form S-8, File No. 333-36633).
 *10.7(b)  The Company's Phantom Equity Replacement Stock Option Plan
           (incorporated by reference to Exhibit 10.18 to the Company's
           Registration Statement on Form S-1, File No. 33-42142).
  10.8     Ground Leases for distribution center located in York, Pennsylvania, by and between The Bon-Ton Department Stores, Inc. and M. Thomas
           Grumbacher, as amended (incorporated by reference to Exhibit 10.12 to the Company's Registration Statement on Form S-1, File No. 33-
           42142).
  10.9     Ground Lease for York Galleria, York, Pennsylvania by and between
           The Bon-Ton Department Stores, Inc. and MBM Land Associates
           (incorporated by reference to Exhibit 10.14 to the Company's
           Registration Statement on Form S-1, File No. 33-42142).
  10.10(a) Sublease of Butler, Pennsylvania store by and between The Bon-Ton
           Department Stores, Inc. and M. Thomas Grumbacher (incorporated by reference to Exhibit 10.15 to the Company's Registration Statement
           on Form S-1, File No. 33-42142).
  10.10(b) First Amendment to Butler, Pennsylvania sublease (incorporated by reference to Exhibit 10.21 to Amendment No. 1 to the Company's
           Registration Statement on Form S-1, File No. 33-42142).
  10.10(c) Corporate Guarantee with respect to Butler, Pennsylvania lease
           (incorporated by reference to Exhibit 10.24 to Amendment No. 1 to the Company's Registration Statement on Form S-1, File No. 33-
           42142).
  10.11(a) Sublease of Oil City, Pennsylvania store by and between The Bon-Ton
           Department Stores, Inc. and M. Thomas Grumbacher (incorporated by reference to Exhibit 10.16 to the Company's Registration Statement
           on Form S-1, File No. 33-42142).
  10.11(b) First Amendment to Oil City, Pennsylvania sublease (incorporated by reference to Exhibit 10.22 to Amendment No. 1 to the Company's
           Registration Statement on Form S-1, File No. 33-42142).
  10.11(c) Corporate Guarantee with respect to Oil City, Pennsylvania lease
           (incorporated by reference to Exhibit 10.26 to Amendment No. 1 to the Company's Registration Statement on Form S-1, File No. 33-
           42142).
 *10.12    The Company's Profit Sharing/Retirement Savings Plan, amended and restated as of July 1, 1994 (incorporated by reference to Exhibit
           10.24 to the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 1995).

  EXHIBITS                              DESCRIPTION
 ----------                             -----------
  10.13     Receivables Purchase Agreement dated as of January 27, 1995 among
            The Bon-Ton Receivables Corp., Falcon Asset Securitization
            Corporation, The First National Bank of Chicago, and the other financial institutions party thereto (incorporated by reference to
            Exhibit 10.26 to the Company's Annual Report on Form 10-K for the
            fiscal year ended January 28, 1995).
 *10.14     Management Incentive Plan and Addendum to Management Incentive Plan
            (incorporated by reference to Exhibit 10.13 to the Company's Annual
            Report on Form 10-K for the fiscal year ended February 1, 1997).
 *10.15     The Bon-Ton Stores, Inc. Long-Term Incentive Plan For Principals
            (incorporated by reference to Exhibit 10.14 to the Company's Annual
            Report on Form 10-K for the fiscal year ended February 1, 1997).
 ++10.16(a) Amended and Restated Receivables Purchase Agreement dated as of
            June 12, 1995 among The Bon-Ton Receivables Corp., The Bon-Ton
            Receivables Partnership, L.P., Falcon Asset Securitization
            Corporation, The First National Bank of Chicago, and the other financial institutions party thereto.
 +10.16(b)  Amendment dated as of June 30, 1995 to Amended and Restated
            Receivables Purchase Agreement dated as of June 12, 1995.
 ++21       Subsidiaries of the Company.
 ++23.1     Consent of Arthur Andersen LLP.
  23.2      Consent of Wolf, Block, Schorr and Solis-Cohen LLP (included within
            Exhibit 5 hereto).
  24        Power of Attorney (included on the signature page to this
            Registration Statement).
 +27        Financial Data Schedules.

---------------------
+  Previously filed.
++ Filed herewith.
* Constitutes a management contract or compensatory plan or arrangement.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 2 TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF YORK, COMMONWEALTH OF PENNSYLVANIA, ON APRIL 22, 1998.

                                          The Bon-Ton Stores, Inc.

                                                   /s/ Heywood Wilansky
                                          By: _________________________________
                                              HEYWOOD WILANSKY PRESIDENT AND
                                                  CHIEF EXECUTIVE OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 2 TO THE REGISTRANT'S REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                        TITLE                 DATE

        /s/ Heywood Wilansky           President, Chief
-------------------------------------   Executive Officer       April 22, 1998
          HEYWOOD WILANSKY              and Director

      /s/ M. Thomas Grumbacher*        Chairman of the
-------------------------------------   Board of Directors      April 22, 1998
        M. THOMAS GRUMBACHER

        /s/ Michael L. Gleim*          Vice Chairman, Chief
-------------------------------------   Operating Officer       April 22, 1998
          MICHAEL L. GLEIM              and Director

        /s/ Samuel J. Gerson*          Director
-------------------------------------                           April 22, 1998
          SAMUEL J. GERSON

        /s/ Roger S. Hillas*           Director
-------------------------------------                           April 22, 1998
           ROGER S. HILLAS

        /s/ Lawrence J. Ring*          Director
-------------------------------------                           April 22, 1998
          LAWRENCE J. RING

             SIGNATURE                       TITLE                 DATE

         /s/ Leon D. Starr*           Director
------------------------------------                          April 22, 1998
           LEON D. STARR

       /s/ Leon F. Winbigler*         Director
------------------------------------                          April 22, 1998
         LEON F. WINBIGLER

      /s/ James H. Baireuther*        Senior Vice
------------------------------------   President, Chief       April 22, 1998
        JAMES H. BAIREUTHER            Financial Officer
                                       and Chief
                                       Accounting Officer


* By: /s/ Heywood Wilansky
  ------------------------------------
          ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

 EXHIBITS                               DESCRIPTION
 --------                               -----------
    +1     Form of Underwriting Agreement.
    3.1    Articles of Incorporation of the Company, as amended (incorporated by reference to Exhibit 3.1 to the Company's Report Form 8-B, File
           No. 0-19517).
    3.2    Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company's Report on Form 8-B, File No. 0-19517).
    +5     Opinion of Wolf, Block, Schorr and Solis-Cohen LLP.
   10.1    Shareholders Agreement by and among the Company and the shareholders named therein (incorporated by reference to Exhibit 10.3 to
           Amendment No. 2 to the Company's Registration Statement on Form S-1,
           File No. 33-42142).
  *10.2(a) Employment Agreement between the Company and Heywood Wilansky
           (incorporated by reference to Exhibit 99 to the Company's Current
           Report on Form 8-K, dated March 26, 1998, File No. 0-19517).
 +*10.2(b) The Bon-Ton Stores, Inc. Supplemental Executive Retirement Plan for
           Heywood Wilansky.
 +*10.2(c) The Bon-Ton Stores, Inc. Five Year Cash Bonus Plan for Heywood
           Wilansky.
   10.3(a) Credit Agreement among the Company, Adam, Meldrum & Anderson Co.,
           Inc. and The Bon-Ton Stores of Lancaster, Inc., the Other Credit
           Parties signatory thereto, the Lenders signatory thereto from time to time, the First National Bank of Boston and General Electric
           Capital Corporation (incorporated by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended
           May 3, 1997).
  +10.3(b) First Amendment to Credit Agreement.
  +10.3(c) Second Amendment to Credit Agreement.
  +10.3(d) Third Amendment to Credit Agreement.
   10.4(a) Lease Agreement by and between BT (PA) QRS 12-25, Inc. and The Bon-
           Ton Department Stores, Inc. (incorporated by reference to Exhibit
           10.2(a) to the Company's Quarterly Report on Form 10-Q for the
           quarter ended May 3, 1997).
   10.4(b) Guaranty and Suretyship Agreement by the Company (incorporated by reference to Exhibit 10.2(b) to the Company's Quarterly Report on
           Form 10-Q for the quarter ended May 3, 1997).
  *10.5    Employment Agreement between the Company and Michael L. Gleim
           (incorporated by reference to Exhibit 10.4 to the Company's Report on Form 8-B, File No. 0-19517).
  *10.6    Form of severance agreement between the Company and certain of its executive officers (incorporated by reference to Exhibit 10.14 to the Company's Report on Form 8-B, File No. 0-19517).
  *10.7(a) Amended and Restated 1991 Stock Option and Restricted Stock Plan
           (incorporated by reference to Exhibit 4.1 to the Company's
           Registration Statement on Form S-8, File No. 333-36633).
  *10.7(b) The Company's Phantom Equity Replacement Stock Option Plan
           (incorporated by reference to Exhibit 10.18 to the Company's
           Registration Statement on Form S-1, File No. 33-42142).
   10.8    Ground Leases for distribution center located in York, Pennsylvania, by and between The Bon-Ton Department Stores, Inc. and M. Thomas
           Grumbacher, as amended (incorporated by reference to Exhibit 10.12 to the Company's Registration Statement on Form S-1, File No.
           33-42142).

  EXHIBITS                              DESCRIPTION
  --------                              -----------
   10.9     Ground Lease for York Galleria, York, Pennsylvania by and between
            The Bon-Ton Department Stores, Inc. and MBM Land Associates
            (incorporated by reference to Exhibit 10.14 to the Company's
            Registration Statement on Form S-1, File No. 33-42142).
   10.10(a) Sublease of Butler, Pennsylvania store by and between The Bon-Ton
            Department Stores, Inc. and M. Thomas Grumbacher (incorporated by reference to Exhibit 10.15 to the Company's Registration Statement
            on Form S-1, File No. 33-42142).
   10.10(b) First Amendment to Butler, Pennsylvania sublease (incorporated by reference to Exhibit 10.21 to Amendment No. 1 to the Company's
            Registration Statement on Form S-1, File No. 33-42142).
   10.10(c) Corporate Guarantee with respect to Butler, Pennsylvania lease
            (incorporated by reference to Exhibit 10.24 to Amendment No. 1 to the Company's Registration Statement on Form S-1, File No. 33-
            42142).
   10.11(a) Sublease of Oil City, Pennsylvania store by and between The Bon-Ton
            Department Stores, Inc. and M. Thomas Grumbacher (incorporated by reference to Exhibit 10.16 to the Company's Registration Statement
            on Form S-1, File No. 33-42142).
   10.11(b) First Amendment to Oil City, Pennsylvania sublease (incorporated by reference to Exhibit 10.22 to Amendment No. 1 to the Company's
            Registration Statement on Form S-1, File No. 33-42142).
   10.11(c) Corporate Guarantee with respect to Oil City, Pennsylvania lease
            (incorporated by reference to Exhibit 10.26 to Amendment No. 1 to the Company's Registration Statement on Form S-1, File No. 33-
            42142).
  *10.12    The Company's Profit Sharing/Retirement Savings Plan, amended and restated as of July 1, 1994 (incorporated by reference to Exhibit
            10.24 to the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 1995).
   10.13    Receivables Purchase Agreement dated as of January 27, 1995 among
            The Bon-Ton Receivables Corp., Falcon Asset Securitization
            Corporation, The First National Bank of Chicago, and the other financial institutions party thereto (incorporated by reference to
            Exhibit 10.26 to the Company's Annual Report on Form 10-K for the
            fiscal year ended January 28, 1995).
  *10.14    Management Incentive Plan and Addendum to Management Incentive Plan
            (incorporated by reference to Exhibit 10.13 to the Company's Annual
            Report on Form 10-K for the fiscal year ended February 1, 1997).
  *10.15    The Bon-Ton Stores, Inc. Long-Term Incentive Plan For Principals
            (incorporated by reference to Exhibit 10.14 to the Company's Annual
            Report on Form 10-K for the fiscal year ended February 1, 1997).
 ++10.16(a) Amended and Restated Receivables Purchase Agreement dated as of
            June 12, 1995 among The Bon-Ton Receivables Corp., The Bon-Ton
            Receivables Partnership, L.P., Falcon Asset Securitization
            Corporation, The First National Bank of Chicago, and the other financial institutions party thereto.
  +10.16(b) Amendment dated as of June 30, 1995 to Amended and Restated
            Receivables Purchase Agreement dated as of June 12, 1995.
 ++21       Subsidiaries of the Company.
 ++23.1     Consent of Arthur Andersen LLP.
   23.2     Consent of Wolf, Block, Schorr and Solis-Cohen LLP (included within
            Exhibit 5 hereto).
   24       Power of Attorney (included on the signature page to this
            Registration Statement).
  +27       Financial Data Schedules.

---------------------
+  Previously filed.
++ Filed herewith.
* Constitutes a management contract or compensatory plan or arrangement.

                                       2